# CORPORATE GUARANTY

All capitalized terms in this Corporate Guaranty shall have the meanings given those terms in the Master Agreement by and between Hartsko Financial Services, LLC. ("P.O. Financer") and Kappa North America, Inc. ("Seller") dated June 17, 2009 ( the "Agreement") and as defined under the Uniform Commercial Code ("UCC") of Illinois as in effect from time to time.

OBLIGATIONS UNDER THIS GUARANTY SHALL ONLY ACCRUE TO THE GUARANTOR(S) NAMED (BELOW) IF SELLER EITHER DOES NOT OR CANNOT RECONCILE ANY OUTSTANDING ACCOUNTS OR SCHEDULES BY SUPPLYING TO P.O. FINANCER SUFFICIENT ACCOUNTS FREE OF COMPETING LIEN AND /OR CONTEST, WHICH ARE ACCEPTABLE TO FACTOR BOTH IN QUANTITY AND QUALITY AT P.O. FINANCER'S SOLE DISCRETION.

In order to induce P.O. Financer to enter into this Agreement of the same date as this Guaranty by and between P.O. Financer and the undersigned (Seller), from time to time, to purchase accounts or accounts receivable and inventory or other financial accommodations to Seller and for other good and valuable consideration, the undersigned (jointly and severally, if more than one signatory) unconditionally guarantee independent of the obligations of the Seller to P.O. Financer, its successors and assigns, the due and punctual payment, performance and discharge (whether upon acceleration or otherwise in accordance with the terms thereof) of all debts, obligations and liabilities (collectively "indebtedness") of Seller to or held by P.O. Financer, of every kind or nature, whether direct or contingent, due or to become due, now existing or hereafter arising, and whether created directly or acquired by assignment or otherwise by P.O. Financer and compliance with all representations and warranties made by seller to P.O. Financer, together with all expenses of, for and incidental to collection, including, but not limited to, reasonable attorneys' fees.

The undersigned Guarantor does hereby authorize P.O. Financer to file a UCC Financing Statement(s) naming the undersigned Guarantor as a debtor covering the collateral and security interests referenced and addressed under the Agreement, in all jurisdictions and offices that P.O. Financer may deem appropriate. Such UCC Financing Statement(s) filing would be to secure obligations arising out of this Guaranty.

This Guaranty is made in the State of Illinois and shall be governed by, construed and interpreted in accordance with the laws of the State of Illinois. The undersigned guarantor(s) waive the right to trial by jury in all actions and proceedings between P.O. Financer and the undersigned and agree that all legal action or proceedings shall be brought, exclusively, in any Court of competent jurisdiction in the County of Cook, State of Illinois, and the undersigned hereby waives objections to summon, service of process, personal jurisdiction or venue or any such Court. The undersigned agree that this Guaranty shall not be impaired by any modification, supplement, extension, amendment, release or other alteration of any agreement or of the indebtedness hereby guaranteed or of any security therefore, to all of which the undersigned consent.

The undersigned further agree that their liability is primary, direct and unconditional and enforceable without prior resort to any right, remedy or security. This Guaranty is continuing in nature and shall continue in full force and effect so long as any provisions of the Agreement underlying this Guaranty remain in force. Notices need not be given to the undersigned, and the undersigned's liability hereunder shall not in any way be affected or impaired due to the invalidity, irregularity or unenforceability of any Agreement or instrument.

This Corporate Guaranty may be executed in several counterparts, without the requirement that all parties sign each counterpart. Each of such counterparts shall be an original, but all counterparts together shall constitute one and the same instrument. Delivery of an executed copy of this Guaranty by facsimile transmission (fax) shall constitute valid and binding delivery the same as if an original had been delivered. Any party delivering an executed copy of this Guaranty by facsimile transmission (fax) shall also promptly deliver an executed original, provided that failure to deliver an executed original shall not affect the delivery by facsimile transmission (fax) as a valid and binding delivery.

DATED AS OF THE _____ DAY OF _____________, 2009.

SELLER:
KAPPA NORTH AMERICA, INC.
A FLORIDA CORPORATION

By: [signature]
Name: Robert Lawand
Title: CFO
Address: ______________________

______________________

GUARANTOR:
TOTAL APPAREL GROUP, INC.
A NEVADA CORPORATION

By: X [signature]
Name: Jmon Costley
Title: CEO
Address: 525 7th Ave 501 NY, NY 10018

RSL JC

The indemnification shall not apply to events having their inception subsequent to the last to occur: (i) undersigned's termination of employment with Kappa North America, Inc, ~~Products~~, and/or the termination of the contractual obligation between Hartsko and Kappa North America, Inc. ~~Products~~ and (ii) there has been actual receipt by an officer of Hartsko of notice of such termination. RSL JC

Any action arising hereunder may, at Hartsko election, be prosecuted in any court located in the New York or Northern New Jersey area (the "Acceptable Forums"). We agree that such forum is convenient to us and we submit to such jurisdiction and waive any objections to jurisdiction or venue. Should we commence an action in any other forum, we waive any right to oppose Hartsko motion or application to transfer such proceeding to a court in the Acceptable Forum. Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the Agreements.

Very truly,

By: Robert Lawand

Name: Robert Lawand

Address: 870 38th Avenue, Lachine, Quebec, Canada H8T 2C3

SS#: 229-821-830

By: X

Name: Janon Conley

Address: 272 Lennox Blvd., New York, NY 10027

SS#: 577-90-4574